UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2004

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.

333-42427	J. CREW GROUP, INC. (Incorporated in New York) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-2894486

333-107211	J. CREW INTERMEDIATE LLC (Formed in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	N/A

333-42423	J. CREW OPERATING CORP. (Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-3540930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 23, 2004 (the “Closing Date”), J. Crew Operating Corp. (“Operating”) borrowed $275,000,000 in term loans (“Term Loans”) under the Senior Subordinated Loan Agreement (the “Senior Subordinated Loan Agreement”) dated as of November 21, 2004, among Operating, as borrower, and certain subsidiaries of Operating, as guarantors, entities managed by Black Canyon Capital LLC and Canyon Capital Advisors LLC (together, “Black Canyon”) and certain other entities party thereto, as lenders, and U.S Bank National Association (“USBNA”), as administrative agent.  The Term Loans will bear interest at a rate equal to 9.75% per annum, payable semiannually, and will mature on the tenth anniversary of the Closing Date.  The proceeds of the Term Loans were used to redeem in full Operating’s outstanding 10 3/8% Senior Subordinated Notes due 2007 and redeem in part J. Crew Intermediate LLC’s 16% Senior Discount Contingent Principal Notes due 2008.  (See Item 8.01 below)  A copy of the Senior Subordinated Loan Agreement is attached as Exhibit 4.1 hereto.

Upon the occurrence of certain events, the Term Loans will be exchanged for new 9¾% Senior Subordinated Notes due 2014 (the “Notes”).  The Notes will be issued by Operating and guaranteed by J. Crew Intermediate LLC (“Intermediate”) and certain subsidiaries of Operating under an indenture to be executed by Operating, the guarantors and USBNA, as trustee (the “Indenture” and, together with the Senior Subordinated Loan Agreement, the “Black Canyon Documents”).  A copy of the form of the Indenture is attached as Exhibit F to the Senior Subordinated Loan Agreement.

On the Closing Date, a Security Agreement, dated as of November 21, 2004, among Operating, Intermediate and certain subsidiaries of Operating, as grantors, and USBNA, as collateral agent (the “Security Agreement”), became effective.  Pursuant to the Security Agreement, the Term Loans are (and the Notes upon issuance will be) secured by assets of Operating and certain subsidiaries of Operating (and Intermediate upon the issuance of the Notes).  The security interest granted under the Security Agreement is junior in priority to that securing certain first-lien obligations, including the obligations under the Amended and Restated Loan Agreement (as defined below).  A copy of the Security Agreement is attached as Exhibit 4.2 hereto.

On the Closing Date, an Intercreditor Agreement, dated as of November 21, 2004, among Operating, Intermediate and certain subsidiaries of Operating, Congress Financial Corporation, as senior credit agent, and USBNA, as collateral agent (the “Intercreditor Agreement”), became effective.  The Intercreditor Agreement details the relative rights and obligations of the Congress Financial Corporation, as senior credit agent, and USBNA, as collateral agent.  A copy of the Intercreditor Agreement is attached as Exhibit 4.3 hereto.

On the Closing Date, an Amendment No. 1, dated as of November 21, 2004 (the “Amendment No. 1”), to the Credit Agreement, dated as of February 4, 2003, among TPG-MD Investment LLC, J. Crew Group, Inc. (“Parent”), Operating and certain subsidiaries of Operating became effective.  Pursuant to Amendment No. 1, TPG-MD Investment LLC agreed to subordinate a portion of its term loans under the TPG-MD Credit Agreement to the indebtedness to be incurred under the Black Canyon Documents.  A copy of the Amendment No. 1 is attached as Exhibit 4.4 hereto.

To permit the proposed financing under the Black Canyon Documents, Parent, Intermediate, Operating and certain subsidiaries of Operating, Congress Financial Corporation, as agent and as lender, and certain other lenders party thereto entered into an Amendment No. 3, dated as of November 21, 2004 (the “Amendment No. 3”), to the Loan and Security Agreement, dated December 23, 2002 (the “Congress Secured Facility”), among Operating and certain subsidiaries thereof, as borrowers, the Parent and certain subsidiaries thereof, as guarantors, Wachovia Bank, National Association, as arranger, Congress Financial Corporation, as administrative Agent and collateral agent, and the lenders thereto.  A copy of the Amendment No. 3 is attached as Exhibit 4.5 hereto.

Subsequently, on December 23, 2004, Parent, Intermediate, Operating and certain of their subsidiaries entered into an Amended and Restated Loan and Security Agreement (the “Amended and Restated Loan Agreement”) with Wachovia Capital Markets LLC, as sole lead arranger and sole lead bookrunner, Wachovia Bank, National Association, as administrative agent, Bank of America, N.A., as syndication agent, Congress Financial Corporation, as collateral agent and certain additional financial institutions as lenders.  The Amended and Restated Loan Agreement refinances the previously existing $180,000,000 Congress Secured Facility.  The Amended and Restated Loan Agreement has a five-year term and provides up to $170,000,000 of revolving loans and letters of credit to Operating and its subsidiaries on terms substantially similar to those contained in the Congress Secured Facility.  The pricing and lending formulas used to determine availability under the Amended and Restated Loan Agreement are more favorable to Operating and its subsidiaries than the applicable provisions of the Congress Secured Facility.  A copy of the Amended and Restated Loan Agreement is attached as Exhibit 4.6 hereto.

Item 8.01.                                          Other Events.

On December 23, 2004, Operating redeemed in full its outstanding 10 3/8% Senior Subordinated Notes due 2007 issued under the Indenture dated as of October 17, 1997 among Operating, as issuer, the guarantors named therein and State Street Bank and Trust Company, as trustee.  The redemption price was equal to 101.729% of the aggregate principal amount of the outstanding Senior Subordinated Notes to be redeemed, together with accrued and unpaid interest to the redemption date ($1,036.89 per $1,000 in principal amount of the Senior Subordinated Notes).

On December 23, 2004, Intermediate redeemed in part its outstanding 16% Senior Discount Contingent Principal Notes due 2008 issued under the Indenture dated as of May 6, 2003 between Intermediate, as issuer, and USBNA, as trustee.  The aggregate principal amount at maturity of the Senior Discount Contingent Principal Notes redeemed was $143,377,684.83.  The redemption price was equal to 107.5% of the accreted value of such Senior Discount Contingent Principal Notes to be redeemed as of the redemption date ($937.21 per $1,000 in principal amount at maturity of the Senior Discount Contingent Principal Notes).  The Senior Discount Contingent Principal Notes that remain outstanding will be secured on an equal and ratable basis with the Term Loans and the Notes under the Security Agreement, as described in a letter from Intermediate to USBNA dated as of December 23, 2004.  A copy of this letter is attached as Exhibit 99.1 hereto.

Item 9.01                                             Financial Statements and Exhibits

(c) Exhibits (all Exhibits are filed electronically)

4.1

Senior Subordinated Loan Agreement, dated as of November 21, 2004, among J. Crew Operating Corp., as borrower, and certain subsidiaries of J. Crew Operating Corp., as guarantors, the lenders party thereto and U.S. Bank National Association, as administrative agent.

4.2	Security Agreement, dated as of November 21, 2004, among J. Crew Operating Corp., the grantors named therein and U.S. Bank National Association, as collateral agent.

4.3

Intercreditor Agreement, dated as of November 21, 2004, among J. Crew Operating Corp., J. Crew Intermediate LLC and certain subsidiaries of J. Crew Operating Corp., Congress Financial Corporation, as senior credit agent, and U.S. Bank National Association, as collateral agent.

4.4

Amendment No. 1, dated as of November 21, 2004, to the Credit Agreement, dated as of February 4, 2003, among TPG-MD Investment LLC, J. Crew Group, Inc., J. Crew Operating Corp. and certain subsidiaries of J. Crew Operating Corp.

4.5

Amendment No. 3, dated as of November 21, 2004, to the Loan and Security Agreement, dated as of December 23, 2002, among Operating and certain subsidiaries thereof, as borrowers, the Parent and certain subsidiaries thereof, as guarantors, Wachovia Bank, National Association, as arranger, Congress Financial Corporation, as administrative Agent and collateral agent, and the lenders thereto.

4.6

Amended and Restated Loan and Security Agreement, dated as of December 23, 2004, among J. Crew Group, Inc., J. Crew Intermediate LLC, J. Crew Operating Corp. and certain of their subsidiaries, Wachovia Capital Markets LLC, as sole lead arranger and sole lead bookrunner, Wachovia Bank, National Association, as administrative agent, Bank of America, N.A., as syndication agent, Congress Financial Corporation, as collateral agent and certain additional financial institutions as lenders.

99.1	Letter from J. Crew Intermediate LLC to U.S. Bank National Association regarding imposition of a lien on an equal and ratable basis with the Term Loans and the Notes.

The information in this Current Report is being furnished under Items 2.03 and 8.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements reflect the current expectations or beliefs of Parent, Operating and Intermediate (collectively, the “Company”) concerning future events and actual results of operations may differ materially from historical results or current expectations.  Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, the performance of the Company’s products within the prevailing retail environment, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in the Company’s Form 10-K and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K.  The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC.
J. CREW OPERATING CORP.
J. CREW INTERMEDIATE LLC

	By	/s/ Amanda J. Bokman
		Name:	Amanda J. Bokman
		Title:	Chief Financial Officer

Date:	December 28, 2004